UNITED STATES

  SECURITIES AND EXCHANGE COMMISSION

 Washington, DC 20549

FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 26, 2017

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

 Item 7.01 Regulation FD Disclosure.

On May 26, 2017, The Dayton Power and Light Company (“DP&L”), the principal subsidiary of DPL Inc. (“DPL”), commenced a tender offer (the “Tender Offer”) to purchase for cash, subject to certain terms and conditions, any and all of the outstanding State of Ohio Collateralized Air Quality Development Revenue Bonds, 2006 Series A (The Dayton Power and Light Company Project) (the “Project Bonds”), from each registered holder of any of the Project Bonds as set forth in the Offer to Purchase and related Letter of Transmittal, each dated May 26, 2017.

On September 13, 2006, DP&L issued $100 million aggregate principal amount of 4.80% Pollution Control Series 2006 Due 2036 (the “Project First Mortgage Bonds”) to the Ohio Air Quality Development Authority (the “Authority”) to evidence and secure the obligations of DP&L to repay the loan of the proceeds of the sale by the Authority of $100 million aggregate principal amount of the Project Bonds, issued pursuant to the Trust Indenture, dated as of September 1, 2006 (the “Project Bond Indenture”), between the Authority and The Bank of New York Mellon (formerly The Bank of New York) (in such capacity, the “Project Bond Indenture Trustee”), which Project First Mortgage Bonds were assigned by the Authority to the Project Bond Indenture Trustee as security for the payment of the principal of and interest on the Project Bonds. The Project First Mortgage Bonds are issued under the First and Refunding Mortgage, dated as of October 1, 1935, between DP&L and The Bank of New York Mellon (formerly The Bank of New York (formerly Irving Trust Company)) (in such capacity, the “First Mortgage Indenture Trustee”) (as amended to date, the “First Mortgage Indenture”), pursuant to the which DP&L has issued certain series of first mortgage bonds (“First Mortgage Bonds”) including the Project First Mortgage Bonds

Financial Guaranty Insurance Company, a New York stock insurance company (“FGIC”) has issued Municipal Bond New Issue Insurance Policy Number 06010369 for the Project Bonds (the “Bond Insurance Policy”).

As part of an Amended Stipulation and Recommendation (the “Amended Settlement”) entered into on March 13, 2017 with various intervening parties and the Staff of the Public Utilities Commission of Ohio (“PUCO”) in connection with DP&L’s pending Electric Security Plan, DP&L, among other things, committed to transfer its generation assets (the “Separation”) to AES Ohio Generation, LLC, a subsidiary of DPL and affiliate of DP&L, within 180 days of the PUCO’s approval of the Amended Settlement. Separation is subject to the approval of the Federal Energy Regulatory Commission. In anticipation of Separation, DP&L has already obtained the required level of consent from the registered owners of the First Mortgage Bonds, presently outstanding, to a supplemental indenture amending the First Mortgage Indenture to permit the release of the lien of the Project First Mortgage Indenture over DP&L’s generation business upon the implementation of Separation as described in the Offer to Purchase. As a consequence, after Separation only assets and revenues from DP&L’s regulated transmission and distribution businesses will be available to service and secure the Project Bonds as described in the Offer to Purchase.

The purpose of the Tender Offer is to allow any Holder that wishes to sell its Project Bonds prior to Separation the opportunity to do so. No consent from the Holders of the Project Bonds is sought or required and the terms of the Project Bonds, the Project Bond Indenture and the Project Bond Insurance are not being changed and will remain in full force and effect regardless of the outcome of the Tender Offer.

The foregoing information is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent expressly set forth by specific reference in such filing.

Forward-Looking Statements

This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, but are not limited to, the occurrence or timing of Separation, strategic objectives, business prospects, anticipated economic performance and financial condition, management’s expectations and other similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions. Forecasted financial information is based on certain material assumptions. These assumptions include, but are not limited to, timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued normal levels of operating performance and electricity volume at distribution companies and operational performance at generation businesses consistent with historical levels, as well as achievements of planned productivity improvements and incremental growth investments at normalized investment levels and expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2016 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DPL’s website at www.dplinc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: May 26, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: May 26, 2017	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary